EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Kubla Khan, Inc. on Form 10-QSB for the quarter period ended June 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, XiaoBin Liu, Chief Financial Officer of Kubla Khan, Inc., certify, pursuant to 18 U.S.C. Section 1350, as added by
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Kubla Khan, Inc. as of and for the period covered by the Report.


August 18, 2004                         /s/ XiaoBin Liu
                                        ---------------------------
                                        XiaoBin Liu
                                        Chief Financial Officer